Intangible assets, net	12 Months Ended
Jun. 30, 2026
Intangible Assets, Net [Abstract]
Intangible assets, net
10.	Intangible assets, net

Intangible assets, net, as of June 30, 2025 and 2026, consist of the following:

	As of June 30,
	2025	2026
	RMB	RMB

IP Rights	49,914	50,230
Channel relationship	19,000	19,000
Brand	-	6,311
Software	65	-
Total	68,979	75,541
Less: accumulated amortization	(3,041)	(14,316)
Intangible assets, net	65,938	61,225

Except for Brand, which is intangible assets with indefinite useful life, other intangible assets are subject to amortization. Amortization expenses for intangible assets were nil, RMB3,017 and RMB11,861 for the years ended June 30, 2024, 2025 and 2026, respectively.

IP Rights and channel relationships acquired through business combination of Shenzhen Letsvan for RMB49,000 and RMB19,000 respectively are being amortized using an accelerated amortization method based on the expected economic benefits over the estimated life which range from 3 to 10 years.